UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2010

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33456	20-1198142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People's Republic Of
China 100020
(Address of principal executive offices)

86-10-85653777
(Registrant's telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2010, the Board of Directors of Orsus Xelent Technologies, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately, by removing Section 2.7 in its entirety and replacing it with the following:

Section 2.7 Voting

When a quorum is present at any meeting of the Corporation’s stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question but if such other express provision does not specify that the affirmative vote of a given percent of outstanding shares are required, the matter shall be approved or adopted if the required percent of the shares entitled to vote, present in person or represented by proxy and voting for or against such a matter has voted for.  Abstentions and broker non-votes are not counted (even though such shares are considered present and entitled to vote for purposes of determining a quorum pursuant to Section 2.6).  The term “abstentions” shall refer to shares which are not voted for or against a particular question by a holder or holders present in person or by proxy at a meeting and entitled to vote such shares on such question.  The term “broker non-vote” shall refer to shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on that particular question on which the vote is being counted.  The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

The purpose of the amendment is to make clear that any change to the Company’s Certificate of Incorporation shall be approved by a majority vote of the shareholders and not a supermajority. A copy of the  new  Section 2.7 of  Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

3.1                      Section 2.7 of the Bylaws of Orsus Xelent Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 2010

ORSUS XELENT TECHNOLOGIES, INC.

By:	/s/ Hua Chen
Name: Hua Chen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Section 2.7 of Article II of the Amended and Restated Bylaws of Orsus Xelent Technologies, Inc., as amended on December 23, 2010.